SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 20, 1999
                                                        ----------------


                           CHARTER ONE FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)


     Delaware                   0-16311                   34-1567092
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(State or other          (Commission File No.)           (IRS Employer
jurisdiction                                              Identification  No.)
of incorporation)

1215 Superior Avenue, Cleveland, Ohio                     44114
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (216) 566-5300
                                                    --------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On October 20, 1999, the Board of Directors of Charter One Financial, Inc. (the "Company") approved an amendment and restatement of the Company's stockholder rights plan, extending the plan that was adopted in 1989 and was scheduled to expire on November 20, 1999. The primary purpose of the amendment was to extend the expiration date of the rights plan to October 20, 2009 and to adjust the exercise price to $100 per right.

     Terms of the amended plan are contained in the Amended and Restated Stockholder Protection Rights Agreement, dated October 20, 1999, between the Company and BankBoston, N.A., as rights agent. This agreement is described in and filed as an exhibit to the Company's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on October 28, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHARTER ONE FINANCIAL, INC.




Date:  October 28, 1999                 By:    /s/ Robert J. Vana
      ------------------                   --------------------------------
                                            Robert J. Vana
                                            Chief Corporate Counsel and
                                              Secretary